UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2009

HOKU SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1288 Ala Moana Blvd, Suite 220 Honolulu, Hawaii	96814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As described in our Current Report on Form 8-K filed on December 23, 2009 (the “Initial 8-K”), we issued 33,379,287 shares (the “Shares”) of our common stock, par value $0.001 per share (“Common Stock”) (representing 60% of our fully-diluted outstanding shares) pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) between us and Tianwei New Energy Holdings Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“Buyer”), and we also issued a warrant to purchase an additional 10,000,000 shares of Common Stock (the “Warrant”) to Buyer (collectively, the “Transaction”).  As part of the Transaction, the following agreements were executed:

•	Investor Rights Agreement, dated as of December 22, 2009, between Tianwei New Energy Holdings Co., Ltd. and Hoku Scientific, Inc.

•	Form of Lock-Up Agreement, dated December 22, 2009, between Tianwei New Energy Holdings Co., Ltd. and certain officers and directors of Hoku Scientific, Inc.

•	Amended and Restated Supply Agreement No. 1, dated as of December 22, 2009, between Tianwei New Energy Holdings Co. Ltd. and Hoku Materials, Inc.

•	Amended and Restated Supply Agreement No. 2, dated as of December 22, 2009, between Tianwei New Energy Holdings Co. Ltd. and Hoku Materials, Inc.

•	Form of Security Agreement (relating to Amended and Restated Supply Agreements No. 1 and No. 2), dated as of December 22, 2009, between Tianwei New Energy Holdings Co. Ltd. and Hoku Materials, Inc.

•	Loan Implementation Agreement, dated December 22, 2009, among Hoku Scientific, Inc., Hoku Materials, Inc. and Tianwei New Energy Holdings Co. Ltd.

•	Financing Backstop Agreement, dated December 22, 2009, between Tianwei New Energy Holdings, Co., Ltd. and Hoku Scientific, Inc.

The foregoing agreements are described in greater detail in the Initial 8-K, which is hereby amended by this Form 8-K/A to include the exhibits set forth under Item 9.01.

A copy of the Purchase Agreement was previously filed as Exhibit 2.1 to our Form 8-K on September 29, 2009.  The description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

The description contained in the Initial 8-K of each of the Warrant, the Investor Rights Agreement, the Form of Lock-Up Agreement, the Amended and Restated Supply Agreements, the Form of Security Agreement, the Loan Implementation Agreement and the Financing Backstop Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, the Investor Rights Agreement, the Form of Lock-Up Agreement, the Amended and Restated Supply Agreements, the Form of Security Agreement, the Loan Implementation Agreement and the Financing Backstop Agreement, which are attached as Exhibits 4.4, 4.5, 4.6, 10.110, 10.111, 10.112 10.113, and 10.114 respectively, to this Current Report on Form 8-K/A and are incorporated in this report by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K/A relating to the Loan Implementation Agreement is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K/A relating to the Purchase Agreement, the Shares and the Warrant is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K/A relating to the Purchase Agreement, the Shares and the Warrant is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

4.4	Warrant for the Purchase of Shares of Common Stock of Hoku Scientific, Inc., dated December 22, 2009, issued to Tianwei New Energy Holdings Co., Ltd.
4.5	Investor Rights Agreement, dated as of December 22, 2009, between Tianwei New Energy Holdings Co., Ltd. and Hoku Scientific, Inc.
4.6	Form of Lock-Up Agreement, dated December 22, 2009, between Tianwei New Energy Holdings Co., Ltd. and certain officers and directors of Hoku Scientific, Inc.
10.110†	Amended and Restated Supply Agreement No. 1, dated as of December 22, 2009, between Tianwei New Energy Holdings Co. Ltd. and Hoku Materials, Inc.
10.111†	Amended and Restated Supply Agreement No. 2, dated as of December 22, 2009, between Tianwei New Energy Holdings Co. Ltd. and Hoku Materials, Inc.
10.112	Form of Security Agreement (relating to Amended and Restated Supply Agreements No. 1 and No. 2), dated as of December 22, 2009, between Tianwei New Energy Holdings Co. Ltd. and Hoku Materials, Inc.
10.113	Loan Implementation Agreement, dated December 22, 2009, among Hoku Scientific, Inc., Hoku Materials, Inc. and Tianwei New Energy Holdings Co. Ltd.
10.114	Financing Backstop Agreement, dated December 22, 2009, between Tianwei New Energy Holdings, Co., Ltd. and Hoku Scientific, Inc.

†
Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Current Report on Form 8-K and have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2009

HOKU SCIENTIFIC, INC.

By:	/s/ Dustin M. Shindo
Dustin M. Shindo
Chairman of the Board of Directors/Director
President and Chief Executive Officer